UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2016

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Penn Plaza (4th Floor), New York, New York 10001

(Address of Principal Executive Offices, Including Zip Code)

(212) 246-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 12, 2016, Town Sports International Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved Amendment No. 1 (the “Plan Amendment”) to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (the “Amended Stock Incentive Plan”). The Plan Amendment increases the aggregate number of shares of the Company’s common stock issuable under the plan by 1,000,000 shares, from 3,500,000 shares to a total of 4,500,000 shares. The Board of Directors of the Company previously approved the Plan Amendment on March 24, 2016.

The material features of the Plan Amendment and the Amended Stock Incentive Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on March 29, 2016 (the “Proxy Statement”) in the section entitled “Proposal Four — Approval of Amendment No. 1 to The Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015),” which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above description of the Amended Stock Incentive Plan as amended by the Plan Amendment is qualified in its entirety by reference to the Plan Amendment and the Amended Stock Incentive Plan filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a) The Annual Meeting was held on May 12, 2016.

(b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934; there was no solicitation in opposition to management’s nominees for directors listed in the Proxy Statement and all nominees listed below were elected. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

The final results of the voting for six Directors for an annual term are set forth below:

Martin J. Annese	For	12,131,681
	Withheld	3,470,091
	Broker non-votes	6,027,257
Jason M. Fish	For	13,702,339
	Withheld	1,899,433
	Broker non-votes	6,027,257
Thomas J. Galligan III	For	14,054,049
	Withheld	1,547,723
	Broker non-votes	6,027,257
Robert J. Giardina	For	12,896,603
	Withheld	2,705,169
	Broker non-votes	6,027,257
Patrick Walsh	For	12,379,033
	Withheld	3,222,739
	Broker non-votes	6,027,257
L. Spencer Wells	For	13,638,486
	Withheld	1,963,286
	Broker non-votes	6,027,257

Proposal 2 — Ratification of the Appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified. The final results of the voting for this proposal are set forth below:

For	21,585,794
Against	18,177
Abstain	25,058

Proposal 3 — Advisory Vote on Executive Compensation: To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers.

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. The final results of the voting for this proposal are set forth below:

For	13,302,430
Against	2,090,331
Abstain	209,011
Broker Non-Votes	6,027,257

Proposal 4 — Approval of Amendment No. 1 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015).

The stockholders approved Amendment No. 1 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015). The final results of the voting for this proposal are set forth below:

For	12,184,615
Against	3,181,906
Abstain	235,251
Broker Non-Votes	6,027,257

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 1 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement on Schedule 14A filed on March 29, 2016).

10.2	Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix B of the Company’s definitive Proxy Statement on Schedule 14A filed on March 29, 2016).

99.1	The section entitled “Proposal Four — Approval of Amendment No 1 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015)” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on March 29, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: May 18, 2016	By:	/s/ Carolyn Spatafora
Carolyn Spatafora
Chief Financial Officer

EXHIBIT INDEX

10.1	Amendment No. 1 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement on Schedule 14A filed on March 29, 2016).

10.2	Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix B of the Company’s definitive Proxy Statement on Schedule 14A filed on March 29, 2016).

99.1	The section entitled “Proposal Four — Approval of Amendment No. 1 to The Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015)” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 27, 2015).